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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Duke Energy Corporation (the “Corporation), the shareholders of the Corporation approved the Amended Duke Energy Corporation Executive Short-Term Incentive Plan (the “Amended STI Plan”) which amends the existing Duke Energy Corporation Executive Short-Term Incentive Plan (the “Existing STI Plan”).  The Amended STI Plan is intended to help the Corporation maintain the flexibility that it needs to keep pace with its competitors and attract, motivate and retain the caliber of employees essential to its success by providing short-term incentive awards.  The Amended STI Plan is generally a continuation of the Existing STI Plan, with the following changes:  (i) in order to provide additional flexibility , several potential performance targets have been added to the plan, and (ii) various technical amendments have been made to the plan.  Only executive officers are eligible to receive awards under the Amended STI Plan.  A more complete description of the Amended STI Plan (including the available performance measures) is contained in our proxy statement dated March 21, 2013, which description is qualified in its entirety by reference to the Amended STI Plan, which is attached herewith as Exhibit 10.1.

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)                                               The Corporation held its Annual Meeting on May 2, 2013.

(b)                                               At the Annual Meeting, shareholders voted on the following items:  (i) election of directors, (ii) ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent public accountant for 2013, (iii) a on-binding advisory vote on the Corporation’s named executive officer compensation, (iv) the amended Duke Energy Corporation Executive Short-Term Incentive Plan, (v) a shareholder proposal regarding shareholder action by written consent, and (vi) a shareholder proposal regarding an amendment to our organizational documents to require majority voting for the election of directors.  For more information on the proposals, see Duke Energy’s proxy statement dated March 21, 2013.  Set forth below are the final voting results for each of the proposals.

•   Election of Director Nominees

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
William Barnet, III	411,177,635	9,383,825	—	173,696,045
G. Alex Bernhardt, Sr.	409,917,860	10,643,600	—	173,696,045
Michael G. Browning	409,329,448	11,232,012	—	173,696,045
Harris E. DeLoach, Jr.	409,812,954	10,748,506	—	173,696,045
Daniel R. DiMicco	363,805,474	56,755,986	—	173,696,045
John H. Forsgren	366,724,334	53,837,126	—	173,696,045
Ann M. Gray	357,919,109	62,642,351	—	173,696,045
James H. Hance, Jr.	326,577,556	93,983,904	—	173,696,045
John T. Herron	412,458,585	8,102,875	—	173,696,045
James B. Hyler, Jr.	412,651,310	7,910,150	—	173,696,045
E. Marie McKee	409,396,329	11,165,131	—	173,696,045
E. James Reinsch	411,817,656	8,743,804	—	173,696,045
James T. Rhodes	410,522,462	10,038,998	—	173,696,045
James E. Rogers	393,244,178	27,317,282	—	173,696,045
Carlos A. Saladrigas	410,883,536	9,677,924	—	173,696,045
Philip R. Sharp	411,325,279	9,236,181	—	173,696,045

•                  Proposal to ratify the appointment of Deloitte & Touche LLP as independent public accountant for 2013

Votes For	Votes Against	Abstentions	Broker Non-Votes
581,402,882	9,992,223	2,862,400	—

•                  Approval, on an advisory basis, of Duke Energy Corporation’s named executive officer compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
328,128,061	86,668,777	5,764,622	173,696,045

•                  Approval of the amended Duke Energy Corporation Executive Short-Term Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
389,551,748	26,493,428	4,516,284	173,696,045

•                  Shareholder proposal regarding shareholder action by written consent

Votes For	Votes Against	Abstentions	Broker Non-Votes
281,504,267	132,470,518	6,586,675	173,696,045

•                  Shareholder proposal regarding an amendment to our organizational documents to require majority voting for the election of directors

Votes For	Votes Against	Abstentions	Broker Non-Votes
208,194,086	207,435,278	4,932,096	173,696,045

(c)                                  Not applicable.

(d)                                 Not applicable.

Item 9.01.   Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Amended Duke Energy Corporation Executive Short-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 7, 2013	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Amended Duke Energy Corporation Executive Short-Term Incentive Plan